UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 9, 2024

Golden Matrix Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2024, the Board of Directors of Golden Matrix Group, Inc. (the “Company,” “Golden Matrix”, “we,” “our,” or “us”), with the recommendation of the Compensation Committee of the Board of Directors of the Company, approved the grant of:

(a) 250,000 Restricted Stock Units (“RSUs”), to Zoran Milošević, who serves as Chief Executive Officer of each of the Company’s recently acquired subsidiaries, Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia; Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and Meridian Gaming (Cy) Ltd, a company formed and registered in the republic of Cyprus (collectively, the “Meridian Companies”);

(b) 125,000 RSUs to Snežana Božović, the Corporate Secretary of the Meridian Companies; and

(c) 50,000 RSUs to William Scott, the Chairman of the Board of Directors of Company.

The RSUs granted to Mr. Milošević and Ms. Božović, were issued in consideration for services rendered as employees of the Meridian Companies and the RSUs granted to Mr. Scott were issued in consideration for services rendered to the Board of Directors. Each of the grants (and the Employee RSU grants discussed below) were required pursuant to the terms of that certain Sale and Purchase Agreement of Share Capital originally entered into on January 12, 2023 (as amended from time to time, the “Purchase Agreement”), pursuant to which the Company acquired the Meridian Companies effective April 1, 2024, from Aleksandar Milovanović, Mr. Milošević and Ms. Božović (collectively, the “Sellers”).

The RSUs described above vest at the rate of 1/2 of such RSUs based on (1) the Company meeting certain revenue, and (2) Adjusted EBITDA targets for the year ended December 31, 2024, as discussed below, to be settled in shares of common stock. Specifically, the RSUs vest, to the extent and in the amounts set forth below, to the extent the following performance metrics are met by the Company as of the dates indicated, and to the extent such persons are still providing services to the Company or the Meridian Companies on the applicable vesting dates:

	Revenue Targets		Adjusted EBITDA Targets
Performance Period	Target Goal	RSUs Vested	Target Goal	RSUs Vested
Year ended December 31, 2024	$48,591,457	(1)	$2,637,004	(1)

(1) The total RSUs vested for the revenue and Adjusted EBITDA targets will vary by recipient as follows: (A) William Scott (25,000 RSUs will vest upon meeting each of the revenue and Adjusted EBITDA targets (50,000 in total); (B) Zoran Milošević (125,000 RSUs will vest upon meeting each of the revenue and Adjusted EBITDA targets (250,000 in total); and (C) Snežana Božović (62,500 RSUs will vest upon meeting each of the revenue and Adjusted EBITDA targets (125,000 in total).

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For purposes of the calculations above, (a) “Adjusted EBITDA” means net income before interest, taxes, depreciation, amortization and stock-based compensation; and (b) “Revenue” means annual revenue of the Company. Both Revenue and EBITDA, and the determination of whether or not the applicable Revenue and EBITDA targets above have been met are to be determined based on the audited financial statements of the Company filed with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and determined on the date such Annual Report is filed publicly with the Securities and Exchange Commission (the “Date of Determination”). The Revenue and Adjusted EBITDA targets for 2024 discussed above are defined herein as the “2024 Revenue and Adjusted EBITDA Targets”.

The Company also entered into a Restricted Stock Grant Agreement with each of the RSU recipients above to evidence such grants of the RSUs.

The RSUs discussed above, and Employee RSUs discussed below (collectively, the “Meridian RSUs”), were granted pursuant to, and subject in all cases to, the terms of the Company’s 2022 Equity Incentive Plan. The Company had originally anticipated making the grants under the recently approved 2023 Equity Incentive Plan; however, as the Company has not yet filed a Form S-8 Registration Statement in connection with such 2023 Equity Incentive Plan, the Board of Directors decided to make the grants under the 2022 Equity Incentive Plan instead. Notwithstanding the above, the Board of Directors anticipates taking action prior to the next automatic increase of available shares under the 2023 Equity Incentive Plan, which will occur on April 1, 2025 pursuant to the terms of that plan, to reduce the automatic increase which would have otherwise occurred on April 1, 2025 in the amount of 5 million shares, by the total number of Meridian RSUs which were granted and remain outstanding as of such date.

Also on May 9, 2024, the Board of Directors, with the recommendation of the Compensation Committee of the Board of Directors approved the grant of RSUs to 67 employees of the Meridian Companies (including Ms. Božović, who received an additional time based grant of 75,000 RSUs) in consideration for services rendered to the Meridian Companies (the “Employee RSUs”). The Employee RSUs were granted under the Company’s 2022 Equity Incentive Plan, and are subject to time based vesting with vesting periods of between two and four years, with such applicable RSUs vesting in equal amounts every six months over such vesting periods. The RSUs granted to Ms. Božović vest in eight equal six month installments.

Finally, on May 9, 2024, the Board of Directors approved the amendment of the following unvested RSUs, so that such unvested RSUs will vest, if at all, at the rate of ½ of such RSUs upon the Company meeting the 2024 Revenue and Adjusted EBITDA Targets as of December 31, 2024, respectively, to be determined as of the Date of Determination (which unvested RSUs previously provided for vesting as of October 31, 2024, but as a result of the Company’s change in fiscal year from October 31st to December 31st, no filing for the period ended October 31, 2024 will be made):

Recipient	Position with Company	Number of RSUs Remaining Outstanding and Unvested
Anthony Brian Goodman	President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer, and Chairman of the Board of Directors	250,000
Weiting ‘Cathy’ Feng	Chief Operating Officer and Director of the Company	125,000
Murray G. Smith	Director	50,000
Thomas E. McChesney	Director	50,000
		475,000

The Company plans to enter into a First Amendment to RSU Award Agreement with each of the above individuals to evidence and document the amendments.

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The descriptions of the RSUs and Restricted Stock Grant Agreements above are not complete and are qualified in their entirety to the full text of the form of Restricted Stock Grant Agreements and First Amendment to RSU Award Agreement, a copy of which are filed as Exhibits 10.1 through 10.3 hereto, and are incorporated into this Item 5.02 by reference in their entity.

Item 8.01. Other Events.

The description of the RSUs granted to William Scott and the Employee RSUs, each as set forth in Item 5.02 above, is incorporated by reference into this Item 8.01 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1*	Form of Golden Matrix Group, Inc. Notice of Restricted Stock Grant and Restricted Stock Grant Agreement (2022 Equity Incentive Plan)(director, officer and employee awards – May 2024) ***
10.2*	Form of Golden Matrix Group, Inc. Notice of Restricted Stock Grant and Restricted Stock Grant Agreement (2022 Equity Incentive Plan)(Meridian Company employee awards – May 2024) ***
10.3*	Form of First Amendment to RSU Award Agreement (Director awards – May 2024)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Filed herewith.

*** Indicates management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: May 10, 2024	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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